                                                                    EXHIBIT 99.1
                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

 CASE NAME: TRANSAMERICAN REFINING CORPORATION    PETITION DATE: APRIL 20, 1999

                                                     CASE NUMBER:  99-21552-C-11

          MONTHLY OPERATING REPORT SUMMARY FOR MONTH OCTOBER YEAR 1999

====================================================================================================================================
              MONTH                             5/99         6/99            7/99           8/99             9/99             10/99
------------------------------------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)                                 --             --             --             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)      (458,319)      (283,678)      (267,080)        56,183          (26,283)          (9,338)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                (16,353,751)   (12,496,551)   (12,995,254)    19,727,662           40,558           57,452
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)                     --             --             --             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                 --             --          9,499          9,524              826            3,718
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                    8,014         43,467         20,673         (3,628)          (4,218)           8,357
====================================================================================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***
No. of Policies expiring within 90 days:  2
                                         ---

-------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                       EXP.
   *SEE ATTACHED SCHEDULE                       DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER                      YES(   ) NO(  )     -   -
     --------------------                   --- --- ---
-------------------------------------------------------

-------------------------------------------------------
ATTORNEY NAME: Pete Holzer
               ----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
         ----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX  78471
                  -------------------------------------
TELEPHONE:(361) 884-5678
-------------------------------------------------------
                                                              CHECK ONE
Are all accounts receivable being collected within terms?  YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms?
YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                            ----
--------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X) If so, describe
                              --------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current?  YES (X) NO ( )
What is the status of your Plan of Reorganization? Confirmation hearing commenced on November 9, 1999.
--------------------------------------------------------------------------------
          I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

          SIGNED /s/ ED DONAHUE
                 ---------------------------------------------------------------
                                   (ORIGINAL SIGNATURE)

          TITLE  VICE PRESIDENT
                 ---------------------------------------------------------------
MOR-1

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER:   99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

====================================================================================================================================
                                           FILING DATE*        MONTH          MONTH          MONTH       MONTH           MONTH
ASSETS                                       4/20/99           5/99           6/99           7/99        8/99            9/99
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 CASH                                       16,207,124      16,122,286     16,141,516     16,182,573      16,275,810      16,338,433
------------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                      335,785         335,785        335,785        335,785         168,428         168,428
------------------------------------------------------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET                 --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
 PREPAID EXPENSES                              768,722         456,667        228,334             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS                                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  OTHER                                             --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        17,311,631      16,914,738     16,705,635     16,518,358      16,444,238      16,506,861
====================================================================================================================================
PROPERTY, PLANT&EQUIP, @ COST                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                            --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                                  --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS                1,112,871,975   1,112,871,975  1,112,871,975  1,112,871,975   1,112,871,975   1,112,871,975
------------------------------------------------------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                    2,782,795       2,782,795      2,782,795      2,789,013       2,953,450       2,956,059
------------------------------------------------------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)               25,743,676      25,309,646     24,876,775     24,353,538      25,150,854      25,150,854
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                       1,158,710,077   1,157,879,154  1,157,237,180  1,156,532,884   1,157,420,517   1,157,485,749
====================================================================================================================================

=======================================================
                                              MONTH
ASSETS                                        10/99
-------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------
 CASH                                        16,396,866
-------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                       168,428
-------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET                  --
-------------------------------------------------------
 PREPAID EXPENSES                                    --
-------------------------------------------------------
  INVESTMENTS                                        --
-------------------------------------------------------
  OTHER                                              --
-------------------------------------------------------
TOTAL CURRENT ASSETS                         16,565,294
=======================================================
PROPERTY, PLANT&EQUIP, @ COST                        --
-------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                        --
-------------------------------------------------------
NET BOOK VALUE OF PP & E                             --
-------------------------------------------------------
OTHER ASSETS:
-------------------------------------------------------
  1.  TAX DEPOSITS                                   --
-------------------------------------------------------
  2.  INVESTMENTS IN SUBS                 1,112,871,975
-------------------------------------------------------
  3.  DUE FROM AFFILIATES                     2,959,035
-------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)                25,150,854
-------------------------------------------------------
      TOTAL ASSETS                        1,157,547,158
=======================================================

                    *Per Schedules and Statement of Affairs


MOR-2

CASE NAME: TRANSAMERICAN REFINING CORPORATION         CASE NUMBER: 99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

=================================================================================================================================
LIABILITIES & OWNER'S                   FILING DATE*        MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                     4/20/99          5/99           6/99           7/99           8/99           9/99
---------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)             --               --      6,554,009     18,845,057          5,028         29,702
---------------------------------------------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
      Notes Payable-Secured (2)          899,176,694      914,699,522    920,000,000    920,000,000    920,000,000    920,000,000
---------------------------------------------------------------------------------------------------------------------------------
      Priority Debt                               --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      Federal Income Tax                          --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      FICA/Withholding                            --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      Unsecured Debt (3)                 192,867,039      192,867,039    192,867,039    192,867,039    192,867,039    192,867,039
---------------------------------------------------------------------------------------------------------------------------------
      Other                               17,504,403       17,504,403     17,504,403     17,504,403     17,504,403     17,504,403
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES       1,109,548,136    1,125,070,964  1,130,371,442  1,130,371,442  1,130,371,442  1,130,371,442
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      1,109,548,136    1,125,070,964  1,136,925,541   1,149,216,49  1,130,376,470  1,130,401,144
=================================================================================================================================
OWNER'S EQUITY (DEFICIT):
---------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK                                 --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK                               300,000          300,000        300,000        300,000        300,000        300,000
---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL               597,023,521      597,023,521    597,023,521    597,023,521    597,023,521    597,023,521
---------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date          (548,161,580)    (548,161,580)  (548,161,580)  (548,161,580)  (548,161,580   (548,161,580)
---------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date               --      (16,353,751)   (28,850,302)   (41,845,556)   (22,117,894    (22,077,336)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)          49,161,941       32,808,190     20,311,639      7,316,385     27,044,047     27,084,605
=================================================================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY     1,158,710,077    1,157,879,154  1,157,237,180  1,156,532,884  1,157,420,517  1,157,485,749
=================================================================================================================================

===========================================================
LIABILITIES & OWNER'S                             MONTH
EQUITY                                            10/99
-----------------------------------------------------------
 LIABILITIES:
-----------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)                33,659
-----------------------------------------------------------
    PRE-PETITION LIABILITIES:
-----------------------------------------------------------
      Notes Payable-Secured (2)                 920,000,000
-----------------------------------------------------------
      Priority Debt                                      --
-----------------------------------------------------------
      Federal Income Tax                                 --
-----------------------------------------------------------
      FICA/Withholding                                   --
-----------------------------------------------------------
      Unsecured Debt (3)                        192,867,039
-----------------------------------------------------------
      Other                                      17,504,403
-----------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES              1,130,371,442
-----------------------------------------------------------
TOTAL LIABILITIES                             1,130,405,101
===========================================================
OWNER'S EQUITY (DEFICIT):
-----------------------------------------------------------
  PREFERRED STOCK                                        --
-----------------------------------------------------------
  COMMON STOCK                                      300,000
-----------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL                      597,023,521
-----------------------------------------------------------
RETAINED EARNINGS: Filing Date                 (548,161,580)
-----------------------------------------------------------
RETAINED EARNINGS: Post Filing Date             (22,019,884)
-----------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)                 27,142,057
===========================================================
TOTAL LIABILITIES & OWNER'S EQUITY            1,157,547,158
===========================================================

                     *Per Schedules and Statement of Affairs

MOR-3

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER: 99-21552-C-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                      MONTH     MONTH        MONTH       MONTH      MONTH     MONTH
                                                      5/99      6/99         7/99        8/99       9/99      10/99
-------------------------------------------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLE                                --       11,877        36,168     5,028     29,702    33,659
-------------------------------------------------------------------------------------------------------------------
 TAX PAYABLE:
-------------------------------------------------------------------------------------------------------------------
   FEDERAL PAYROLL TAXES                               --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
   STATE PAYROLL & SALES                               --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
   AD VALOREM TAXES                                    --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
   OTHER TAXES                                         --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
 TOTAL TAXES PAYABLE                                   --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
 SECURED DEBT POST-PETITION                            --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
 ACCRUED INTEREST PAYABLE(2)                           --    6,542,222    18,808,889        --         --        --
-------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:                            --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
 OTHER ACCRUED LIABILITIES:
-------------------------------------------------------------------------------------------------------------------
   1.                                                  --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
   2.                                                  --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
   3.                                                  --           --            --        --         --        --
-------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)                --    6,554,099    18,845,057     5,028     29,702    33,659
===================================================================================================================

   *PAYMENT REQUIRES COURT APPROVAL.


MOR-4

CASE NAME: TRANSAMERICAN REFINING CORPORATION    CASE NUMBER: 99-21552-C-11



                       AGING OF POST-PETITION LIABILITIES
                            MONTH OF OCTOBER 1999

===================================================================================================
DAYS           TOTAL    TRADE ACCTS     FED TAXES    STATE TAXES        AD-VALOREM,     OTHER
                                                                       OTHER TAXES
===================================================================================================
0-30        11,637         11,637
---------------------------------------------------------------------------------------------------
31-60       22,022         22,022
---------------------------------------------------------------------------------------------------
61-90           --             --
---------------------------------------------------------------------------------------------------
91+             --             --
---------------------------------------------------------------------------------------------------
TOTAL       33,659         33,659
===================================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

=======================================================================================================================
          MONTH                                   5/99         6/99             7/99       8/99        9/99       10/99
=======================================================================================================================
    0-30 DAYS                                        --             --             --          --        --         --
-----------------------------------------------------------------------------------------------------------------------
   31-60 DAYS                                   335,785             --             --          --        --         --
-----------------------------------------------------------------------------------------------------------------------
   61-90 DAYS                                        --        335,785             --          --        --         --
-----------------------------------------------------------------------------------------------------------------------
   91+ DAYS                                          --             --        335,785     168,428    168,428    168,428
-----------------------------------------------------------------------------------------------------------------------
   TOTAL                                        335,785        335,785        335,785     168,428    168,428    168,428
=======================================================================================================================


MOR-5

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11

                           STATEMENT OF INCOME (LOSS)

====================================================================================================================================
             MONTH                     4/20/99 -                                                                      FILING TO DATE
                                       5/31/99          6/99          7/99          8/99       9/99       10/99
====================================================================================================================================
REVENUES   (MOR-1)                          --           --            --            --          --          --               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES                      --           --            --            --          --          --               --
------------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                --           --            --            --          --          --               --
====================================================================================================================================
OPERATING EXPENSES:
------------------------------------------------------------------------------------------------------------------------------------
      Selling & Marketing                   --           --            --            --          --          --               --
------------------------------------------------------------------------------------------------------------------------------------
      General & Administrative         138,263       55,095        29,247       (65,752)     25,457       5,620          187,930
------------------------------------------------------------------------------------------------------------------------------------
      Insiders Compensation                 --           --            --            --          --          --               --
------------------------------------------------------------------------------------------------------------------------------------
      Professional Fees                  8,000           --         9,499         9,524         826       3,718           31,567
------------------------------------------------------------------------------------------------------------------------------------
      Other (attach  list)                  --           --            --            --          --          --               --
------------------------------------------------------------------------------------------------------------------------------------
      Franchise Taxes                  312,056      228,583       228,334            45          --          --          769,018
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES               458,319      283,678       267,080       (56,183)     26,283       9,338          988,515
====================================================================================================================================
INCOME BEFORE INT, DEPR/TAX (MOR-1)   (458,319)    (283,678)     (267,080)       56,183     (26,283)     (9,338)        (988,515)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE(2)                 15,956,858   12,275,570    12,789,904   (19,606,205)         --          --       21,416,127
------------------------------------------------------------------------------------------------------------------------------------
DEPRECIATION                                --           --            --            --          --          --               --
------------------------------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE* - INTEREST     (61,426)     (62,697)      (61,730)      (65,274)    (66,841)    (66,790)        (384,758)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                               --           --            --            --          --          --               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INT, DEPR & OTHER ITEMS       15,895,432   12,212,873    12,728,174   (19,671,479)    (66,841)    (66,790)      21,031,369
====================================================================================================================================
NET INCOME BEFORE TAXES            (16,353,751) (12,496,551)  (12,995,254)   19,727,662      40,558      57,452      (22,019,884)
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                        --           --            --            --          --          --               --
====================================================================================================================================
NET INCOME (LOSS)  (MOR-1)         (16,353,751) (12,496,551)  (12,995,254)   19,727,662      40,558      57,452      (22,019,884)
====================================================================================================================================

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


MOR-6

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11


========================================================================================================================
CASH RECEIPTS AND DISBURSEMENTS                         MONTH         MONTH         MONTH          MONTH       MONTH
                                                        5/99           6/99          7/99          8/99         9/99
------------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                        16,207,123    16,122,286    16,141,516     16,182,573   16,275,810
========================================================================================================================
RECEIPTS:
------------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                               --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                        --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN ENERGY)                  --            --            --         24,335           --
------------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                           --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST INCOME              61,546        62,697        61,730         65,274       66,841
------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                            61,546        62,697        61,730         89,609       66,841
------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*          --            --            --             --           --
========================================================================================================================
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                              --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                       --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                            --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                                --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                                --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                                --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                      --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                         --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                   --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                         --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                 14        43,467        10,674        (13,152)       3,392
------------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING ITEMS           138,369            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                      138,383        43,467        10,674        (13,152)       3,392
========================================================================================================================
 19. PROFESSIONAL FEES                                     8,000            --         9,499          9,524          826
------------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES (4)                                    --            --           500             --           --
------------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)              --            --            --             --           --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                        8,000        43,467        20,673         (3,628)       4,218
========================================================================================================================
 22. NET CASH FLOW                                       (84,837)       19,230        41,057         93,237       62,623
------------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                      16,122,286    16,141,516    16,182,573     16,275,810   16,338,433
========================================================================================================================

======================================================================================
CASH RECEIPTS AND DISBURSEMENTS                              MONTH          FILING TO
                                                             10/99             DATE
--------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                              16,338,433      16,207,123
======================================================================================
RECEIPTS:
--------------------------------------------------------------------------------------
  2. CASH SALES                                                     --              --
--------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                              --              --
--------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN ENERGY)                        --          24,335
--------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                                 --              --
--------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST INCOME                    66,790         384,878
--------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                  66,790         409,213
--------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*                --              --
======================================================================================
DISBURSEMENTS:
--------------------------------------------------------------------------------------
  7. NET PAYROLL                                                    --              --
--------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                             --              --
--------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                                  --              --
--------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                                      --              --
--------------------------------------------------------------------------------------
 11. UTILITIES                                                      --              --
--------------------------------------------------------------------------------------
 12. INSURANCE                                                      --              --
--------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                            --              --
--------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                               --              --
--------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                         --              --
--------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                               --              --
--------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                    4,139          48,534
--------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING ITEMS                      --         138,369
--------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                              4,139         186,903
======================================================================================
 19. PROFESSIONAL FEES                                           3,718          31,567
--------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES (4)                                         500           1,000
--------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                    --              --
--------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                              8,357         219,470
======================================================================================
 22. NET CASH FLOW                                              58,433         189,743
--------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                            16,396,866      16,396,866
======================================================================================

                      *Applies to Individual debtors only.


MOR-7

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                            MONTH OF OCTOBER 1999


====================================================================================================================================
BANK NAME                            Firstar            Firstar             Firstar             First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                   21-00-002-5031303  21-00-002-5031305    21-00-002-5031307       9572000081
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                         Feedstock         Disbursement    Interest Accumulation  Warrant Fractions   Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                               1                  --                  32               5,496               5,529
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      1                  --                  32               5,496               5,529
====================================================================================================================================
BEGINNING CASH - PER BOOKS                 1                  --                  32               5,473               5,506
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                  --                  --                  --                  23                  23
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                   --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                    1                  --                  32               5,496               5,529
====================================================================================================================================



MOR-8A

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF OCTOBER 1999


====================================================================================================================================
BANK NAME                               First Union        First Union           First Union     First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                          9572831237         9572831479            9576000402       9576000411
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                        Escrowed Interest   Escrowed Interest        Collateral     Defeasance Trust    Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                            14,345,685           2,048,211              29                 428             16,394,353
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   14,345,685           2,048,211              29                 428             16,394,353
====================================================================================================================================
BEGINNING CASH - PER BOOKS              14,287,609           2,039,834              29                 428             16,327,900
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                    58,076               8,377              --                  --                 66,453
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                  --              --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                 14,345,685           2,048,211              29                 428             16,394,353
====================================================================================================================================



MOR-8B

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF OCTOBER 1999


====================================================================================================================================
BANK NAME                                 First Union        First Union          Fleet                 Fleet
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                            9576000395          9576830694        0001665170           007697-5341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                           Defeasance Trust       Collateral        Money Market          Operating      Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                21,855                3,829              27,557                  --              53,241
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                   --                  --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                   --                  --            (142,948)           (142,948)
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       21,855                3,829              27,557            (142,948)            (89,707)
====================================================================================================================================
BEGINNING CASH - PER BOOKS                  21,766                3,815              27,447            (138,652)            (85,624)
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        89                   14                 110                  --                 213
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                   --                  --               3,384               3,384
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR
MFR-2                                           --                   --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                   --                  --              (7,680)             (7,680)
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                     21,855                3,829              27,557            (142,948)            (89,707)
====================================================================================================================================


MOR-8C

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                          CASH ACCOUNT RECONCILIATION
                             MONTH OF OCTOBER 1999


====================================================================================================================================
BANK NAME                                  Fleet               Fleet               Fleet              Hibernia
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           935728-5230        936480-8298          941584-6439         9001112341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Master             Savings             Product              Imprest       Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                              35,971              51,875                   --                  --               87,846
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                            --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            --                  --                   --                (910)                (910)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                     35,971              51,875                   --                (910)              86,936
==================================================================================================================================
BEGINNING CASH - PER BOOKS                40,032              51,774                   --                (910)              90,896
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                      --                 101                   --                  --                  101
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                (3,384)                 --                   --                  --               (3,384)
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                       --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                  (677)                 --                   --                  --                 (677)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                   35,971              51,875                   --                (910)              86,936
==================================================================================================================================


MOR-8D

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF OCTOBER 1999


===================================================================================================================================
BANK NAME                                 Sterling
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           0130002216
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Payroll                                                Total This Page   Total All Pages
-----------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                    --                                                          --           16,540,969
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            (245)                                                       (245)            (144,103)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                         (245)                  --                  --               (245)          16,396,866
====================================================================================================================================
BEGINNING CASH - PER BOOKS                    (245)                                                       (245)          16,338,433
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        --                                                          --               66,790
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                                                          --              (8,357)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                       (245)                  --                  --               (245)          16,396,866
===================================================================================================================================

MOR-8E

CASE NAME: TRANSAMERICAN REFINING CORPORATION      CASE NUMBER:  99-21552 C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=====================================================================================================================
                                                              MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
          INSIDERS: NAME/POSITION/COMP TYPE                   5/99      6/99      7/99      8/99      9/99      10/99
=====================================================================================================================
1.                 NONE
---------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                          --        --        --        --        --        --
=====================================================================================================================


=====================================================================================================================
                 PROFESSIONALS                                MONTH     MONTH     MONTH     MONTH    MONTH     MONTH
                NAME/ORDER DATE                               5/99      6/99      7/99      8/99      9/99     10/99
=====================================================================================================================
1.                 Gardere & Wynne                              --        --      9,499     7,906        --     3,718
---------------------------------------------------------------------------------------------------------------------
2.                 Jordan Hyden Womble & Culbreth               --        --         --     1,618       826        --
---------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                     --        --      9,499     9,524       826     3,718
=====================================================================================================================


MOR-9

                       TRANSAMERICAN REFINING CORPORATION
                                  99-21552-C-11
                        NOTES TO MONTHLY OPERATING REPORT
                                  OCTOBER 1999






1. Unamortized debt issue costs are classified as "Other Assets" in the Company's MOR.

2. The balance of the Company's secured note payable to TransAmerican Energy Corporation was reflected in its Schedules at the fully accreted balance of $920.0 million; however, the balance of this note payable is reflected in the Company's MOR at its accreted balance under the caption "Notes Payable-Secured." On June 15, 1999, this note payable reached its fully accreted balance. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to this note payable in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

3. The balance of the Company's subordinated notes was reflected in its Schedules at their fully accreted balance of $200.0 million; however, the balance of these notes is reflected in the Company's MOR at their accreted balance as of the petition date.

4. During October 1999, the Company paid United States Trustee fees of $500 on behalf of TransAmerican Energy Corporation.

                 CASE NAME: TRANSAMERICAN REFINING CORPORATION

                           CASE NUMBER: 99-21552-C-11

                         PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                OCTOBER 31, 1999


                                                               EXPIRATION
                TYPE OF INSURANCE                                 DATE
----------------------------------------------------     ---------------------
             CASUALTY AND LIABILITY
             ----------------------
Primary General Liability                                   January 01, 2000
Excess Liability                                            January 01, 2000
Commercial Crime                                            February 01, 2000
Directors and Officers Liability                             March 23, 2000
Directors and Officers Excess                                March 23, 2000
Automobile Liability (Texas)                                  May 01, 2000
Workers' Compensation and Employer's Liability                May 01, 2000
Maritime Employer's Liability                                 May 24, 2000